Exhibit 99.3

INTERNET EXPRESS, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

INTERNET EXPRESS, INC.
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

Page(s)
Independent Auditors’ Report	1
Financial Statements:
Balance Sheets at December 31, 2003 and 2002	2
Statements of Income for the Years Ended December 31, 2003 and 2002	3
Statements of Stockholders’ Equity (Deficit) for the Years Ended December 31, 2003 and 2002	4
Statements of Cash Flows for the Years Ended December 31, 2003 and 2002	5
Notes to the Financial Statements	6-11

INDEPENDENT AUDITORS’ REPORT

To the Shareholders
Internet Express, Inc.
Bridge City, Texas

We have audited the accompanying balance sheets of Internet Express, Inc. as of December 31, 2003 and 2002, and the related statements of income, stockholders’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Internet Express, Inc. as of December 31, 2003 and 2002, and the changes in its operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Bagell Josephs & Company, L.L.C.

Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

April 22, 2004

INTERNET EXPRESS, INC.
BALANCE SHEETS
DECEMBER 31, 2003 AND 2002

	2003	2002
ASSETS
Current Assets:
Cash	$22,246	$9,110
Accounts receivable, net	81,870	82,821

Total current assets	104,116	91,931

Furniture and equipment, net	36,190	66,290
Other Assets
Due from officer	—	25,735
Intangible assets, net	306,913	331,798

Total other assets	306,913	357,533

	$447,219	$515,754

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Notes payable	$224,222	$341,904
Accounts payable and accrued expenses	60,976	92,371

Total current liabilities	285,198	434,275

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, $1 par value, 10,000 shares authorized; and 8,000 shares issued and outstanding at December 31, 2003 and 2002, respectively	8,000	8,000
Additional paid-in capital	139,683	76,508
Retained earnings (deficit)	14,338	(3,029)

	162,021	81,479

	$447,219	$515,754

The accompanying notes are an integral part of the financial statements.

INTERNET EXPRESS, INC.
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
REVENUE	$1,018,666	$1,165,049

COSTS AND EXPENSES:
Direct costs of revenue	513,586	587,462
Selling, general and administrative	403,437	506,986
Depreciation and amortization	54,985	82,605

	972,008	1,177,053

Income (loss) from operations	46,658	(12,004)

OTHER INCOME (EXPENSE):
Interest expense	(29,291)	(35,421)

	(29,291)	(35,421)

INCOME (LOSS) BEFORE INCOME TAXES	17,367	(47,425)
INCOME TAX (EXPENSE) BENEFIT	—	—

NET INCOME (LOSS)	$17,367	$(47,425)

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	8,000	8,000

NET INCOME (LOSS) PER SHARE	$2.17	$(5.93)

The accompanying notes are an integral part of the financial statements.

INTERNET EXPRESS, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

			Additional	Retained
	Common Stock		Paid-in	Earnings
	Shares	Amount	Capital	(Deficit)	Total
Balance, January 1, 2002	8,000	$8,000	$76,508	$44,396	$128,904
Net loss for the year	—	—	—	(47,425)	(47,425)

Balance, December 31, 2002	8,000	8,000	76,508	(3,029)	81,479
Net income for the year	—	—	63,175	17,367	80,542

Balance, December 31, 2003	8,000	$8,000	$139,683	$14,338	$162,021

The accompanying notes are an integral part of the financial statements.

INTERNET EXPRESS, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Cash Flows from Operating Activities:
Net income (loss)	$17,367	$(47,425)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	54,985	82,605
Changes in operating assets and liabilities:
Decrease in accounts receivable	951	72,318
Increase (decrease) in accounts payable and accrued expenses	(31,395)	33,929

Total adjustments	24,541	188,852

Net cash provided by operating activities	41,908	141,427

Cash Flows from Investing Activities:
Purchase of property and equipment	—	(11,162)

Net cash (used in) investing activities	—	(11,162)

Cash Flows from Financing Activities:
Net proceeds (payments) of notes payable	(117,682)	(119,487)
Capital contributed by shareholders	63,175	—
Amounts advanced from officer, net	25,735	(8,296)

Net cash (used in) financing activities	(28,772)	(127,783)

Net Increase in Cash	13,136	2,482
Cash, Beginning of Year	9,110	6,628

Cash, End of Year	$22,246	$9,110

SUPPLEMENTAL DISCLOSURE OF NONCASH INFORMATION:
Cash paid during the year for interest	$29,291	$35,421

The accompanying notes are an integral part of the financial statements.

INTERNET EXPRESS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

NOTE 1 - NATURE OF BUSINESS

Internet Express, Inc. (the “Company”) was incorporated in the State of Texas on April 17, 1996.

The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in southeastern Texas and concentrates on offering technical support and know-how with strong customer support and infrastructure.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

Cash

The Company considers all highly liquid debt instruments and other short- term investments with an initial maturity of three months or less to be cash or cash equivalents.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

INTERNET EXPRESS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services approximately 2 weeks prior to the monthly anniversary date for the following month. The Company does not record deferred revenue for the two week period.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

Property and Equipment

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the accelerated and straight-line methods over the estimated useful lives of the various assets, generally five years.

Long-Lived Assets

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated life of intangible and other long-lived assets, or whether the remaining balance of intangible and other long-lived assets should be evaluated for possible impairment. If and when such factors, events or circumstances indicate that intangible or other long-lived assets should be evaluated for possible impairment, the Company would make an estimate of undiscounted cash flows over the remaining lives of the respective assets in measuring recoverability. The Company acquired another company and recognized $373,272 of goodwill in that transaction. Goodwill is reflected as intangible assets in the balance sheets. Under SFAS 142, the Company values the goodwill at least annually to determine whether any impairment should be recognized. As of December 31, 2003 and 2002, the Company did not record any losses due to impairment. The Company has been amortizing the goodwill over a period of 15 years, and amortization expense for the year ended December 31, 2003 and 2002 was $24,885, respectively.

INTERNET EXPRESS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts payable, accrued liabilities and loans and notes payable. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of December 31, 2003 and 2002.

Net Income (Loss) Per Common Share

The Company computes earnings (loss) per share in accordance with SFAS No. 128, “Earnings per Share”. This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of operations for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income (loss) per common share (basic and diluted) is based on the net income (loss) divided by the weighted average number of common shares outstanding during the year.

When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation as the effect would be anti-dilutive.

Income Taxes

The Company is a Texas corporation and they account for income taxes using SFAS No. 109, “Accounting for Income Taxes,” which requires recognition of deferred tax liabilities and assets for expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs incurred for the years ended December 31, 2003 and 2002 were $21,683 and $32,603, respectively.

INTERNET EXPRESS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 3- PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2003 and 2002 were as follows:

	Estimated
	Useful
	Lives (Years)	2003	2002
Furniture and fixtures	7	$6,962	$6,962
Machinery and equipment	5	260,337	260,337
Vehicles	5	34,641	34,641

		301,940	301,940
Less accumulated depreciation		265,750	235,650

Property and equipment, net		$36,190	$66,290

Depreciation expense was $30,100 and $57,720 for the years ended December 31, 2003 and 2002, respectively.

NOTE 4- RELATED PARTY TRANSACTIONS

Officers Advances

From time to time the Company will provide or receive advances from its officers and be repaid or repay them. There is no interest being charged on these advances, and they are considered to be current obligations. At December 31, 2003, there were no amounts outstanding. At December 31, 2002, the Company had a receivable due from an officer of $25,735. This amount was paid back in 2003.

INTERNET EXPRESS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 5- NOTES PAYABLE

     Notes payable at December 31, 2003 and 2002 consists of the following:

	2003	2002
Bank loan, principal amount of $247,356 at 6.75% interest, due May 30, 2007, secured by substantially all of the business assets. Monthly payments of principal and interest of $5,900. (loan was repaid March 2004)	$220,407	$—
Bank loan, principal amount of $25,165 at 8% interest, due May 25, 2004, secured by computer equipment. Monthly payments of principal and interest of $790.	3,815	12,605
Bank loan, principal amount of $32,469 at 6.90% interest, due March 28, 2003, secured by a vehicle. Monthly payments of principal and interest of $778. (Final payment made March 2003)	—	2,221
Line of credit with a bank up to $50,000, secured by a portion of the assets of the Company. Interest variable at rates ranging between 5% and 7% (Balance paid off May 2003)	—	19,268
Bank loan, principal amount of $45,595 at 14.049% interest, due September, 2003, secured by a machinery and equipment. Monthly payments of principal and interest of $1,559. (Final payment made September 2003)	—	18,704
Line of credit with a bank up to $50,000, secured by a portion of the assets of the Company. Interest variable at rates ranging between 5% and 7% (Balance paid off May 2003)	—	45,704
Note payable with the sellers of Data Recall, principal amount of $326,223 at 8%, secured by the assets of the Company. Monthly payments of principal and interest of $7,964. (Final payment made June 2003)	—	203,215
Home equity loan, principal amount of $42,439 at 9.2286% interest, due April 25, 2016, secured by a shareholders home. Monthly payments of principal and interest of $436. (Repaid in April 2003 - early retirement)	—	40,187

Total	224,222	341,904
Less: amount included in current liabilities	(224,222)	(341,904)

Long-term notes payable	$—	$—

INTERNET EXPRESS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 6- COMMITMENTS

Lease Commitments

The Company leases office space under an operating lease which expires in April 2006. The lease provides for monthly payments of $1,723. The lease is for a period of 36 months.

The Company also leases various equipment under operating leases. The rentals are included in rent expense for the years ended December 31, 2003 and 2002.

Rent expense for the years ended December 31, 2003 and 2002 was $50,361 and $65,285, respectively.

NOTE 8- STOCKHOLDERS’ EQUITY (DEFICIT)

Common Stock

The Company was incorporated as a Texas corporation in April 1996. The Company has one class of common stock, par value $1. The Company was originally incorporated with 1,000 shares authorized increased to 10,000 in 1999, and has 8,000 issued and outstanding shares at December 31, 2003 and 2002.

Additionally, officers of the Company have contributed capital into the Company, periodically from time to time. These amounts are reflected as additional paid in capital.

NOTE 9- SUBSEQUENT EVENTS

The Company as of March 1, 2004, was acquired for $650,000. The Company is now a wholly owned subsidiary of DFW Internet Services, Inc. and indirectly Mobilepro Corporation.